UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2018

Bluerock Residential Growth REIT, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-36369	26-3136483
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

712 Fifth Avenue, 9th Floor New York, NY 10019
(Address of principal executive offices)

(212) 843-1601
(Registrant’s telephone number, including area code)

None.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01	ENTRY INTO MATERIAL DEFINITIVE AGREEMENT

The information in this Report set forth under Item 2.03 is incorporated herein by reference.

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF BALANCE SHEET ARRANGEMENT OF REGISTRANT

Entry into Master Credit Facility with Fannie Mae

On April 30, 2018, Bluerock Residential Growth REIT, Inc. (the “Company”), through our operating partnership, Bluerock Residential Holdings, L.P., a Delaware limited partnership (the “Operating Partnership”), caused BR Metrowest, LLC, a Delaware limited liability company and a subsidiary of the Operating Partnership, together with certain other subsidiaries of the Operating Partnership (collectively, the “Borrowers”), to enter into a Master Credit Facility Agreement (the “Credit Agreement”) with Walker & Dunlop, LLC (“Walker & Dunlop”) as the original lender. The Credit Agreement was issued through Fannie Mae’s Multifamily Delegated Underwriting and Servicing Program and was assigned by Walker & Dunlop to Fannie Mae (the “Lender”) at closing pursuant to that certain Assignment of Master Credit Facility Agreement and Other Loan Documents, by and between Walker & Dunlop, as assignor, and Fannie Mae, as assignee (the “Assignment of Credit Agreement”).

The Credit Agreement provides for an initial $64,559,000 fixed rate advance on April 30, 2018 (the “Initial Advance”), which was used to refinance a loan secured by the multifamily residential property commonly known as ARIUM MetroWest Apartments located in Orlando, Florida (the “Mortgaged Property”). The Initial Advance has a term of eighty-four (84) months and will mature on May 1, 2025. The Initial Advance will bear interest at a fixed rate of 4.43% per annum. The Company may request future fixed rate advances or variable rate advances under the Credit Agreement either by borrowing against the value of the initial Mortgaged Property (based on the valuation methodology established in the Credit Agreement) or adding eligible properties to the collateral pool, subject to customary conditions, including satisfaction of minimum debt service coverage and maximum loan-to-value tests. The proceeds of any future advances made under the Credit Agreement may be used, among other things, for the acquisition and refinancing of additional properties to be identified in the future.

The Company has guaranteed the obligations of the Borrowers under the Credit Agreement pursuant to a “bad boy” guaranty of non-recourse obligations (the “Guaranty”). The Initial Advance is further evidenced by a multifamily promissory note, issued by the Borrowers to the Lender (the “Note”), an Environmental Indemnity Agreement, executed by the Borrowers for the benefit of the Lender (the “Environmental Indemnity Agreement”) and various property-specific instruments, including a mortgage, assignment of leases and rents, security agreement and fixture filing and an assignment of management agreement.

The Credit Agreement requires the Borrowers to make certain customary representations and warranties. The Credit Agreement also imposes certain affirmative and negative covenants on the Borrowers, including restrictive covenants with respect to, among other things, indebtedness, liens, investments, mergers and asset sales, and distributions. The terms of the Credit Agreement also provide for events of default relating to customary matters, including, among other things, payment defaults, covenant defaults, bankruptcy events, and change of control events. If an event of default shall occur and be continuing under the Credit Agreement, the principal amount outstanding under the Credit Agreement, together with all accrued and unpaid interest and other amounts owing in respect thereof, may be declared immediately due and payable by the Lender.

The foregoing description of the Credit Agreement, the Assignment of Credit Agreement, the Guaranty, the Note and the Environmental Indemnity Agreement is a summary, and is qualified in its entirety by the terms of the Credit Agreement, the Assignment of Credit Agreement, the Guaranty, the Note and the Environmental Indemnity Agreement, copies of which are filed herewith as Exhibit 10.1, Exhibit 10.2, Exhibit 10.3, Exhibit 10.4 and Exhibit 10.5, respectively, to this Current Report on Form 8-K and are incorporated by reference into this Item 2.03.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit Number	Description
10.1	Master Credit Facility Agreement, by and among BR Metrowest, LLC, BRG FNMA Shelf 1, LLC, BRG FNMA Shelf 2, LLC, BRG FNMA Shelf 3, LLC, BRG FNMA Shelf 4, LLC, BRG FNMA Shelf 5, LLC, BRG FNMA Shelf 6, LLC, BRG FNMA Shelf 7, LLC, BRG FNMA Shelf 8, LLC, BRG FNMA Shelf 9, LLC, BRG FNMA Shelf 10, LLC, as the Borrowers, and Walker & Dunlop, LLC, as the Lender, dated as of April 30, 2018

10.2	Assignment of Master Credit Facility Agreement and Other Loan Documents, by and between Walker & Dunlop, LLC, as assignor, and Fannie Mae, as assignee, dated as of April 30, 2018

10.3	Guaranty of Non-Recourse Obligations, by Bluerock Residential Growth REIT, Inc., to and for the benefit of Walker & Dunlop, LLC, dated as of April 30, 2018

10.4	Multifamily Note by BR Metrowest, LLC, BRG FNMA Shelf 1, LLC, BRG FNMA Shelf 2, LLC, BRG FNMA Shelf 3, LLC, BRG FNMA Shelf 4, LLC, BRG FNMA Shelf 5, LLC, BRG FNMA Shelf 6, LLC, BRG FNMA Shelf 7, LLC, BRG FNMA Shelf 8, LLC, BRG FNMA Shelf 9, LLC, BRG FNMA Shelf 10, LLC, to and for the benefit of Walker & Dunlop, LLC, dated as of April 30, 2018

10.5	Environmental Indemnity Agreement, by BR Metrowest, LLC, BRG FNMA Shelf 1, LLC, BRG FNMA Shelf 2, LLC, BRG FNMA Shelf 3, LLC, BRG FNMA Shelf 4, LLC, BRG FNMA Shelf 5, LLC, BRG FNMA Shelf 6, LLC, BRG FNMA Shelf 7, LLC, BRG FNMA Shelf 8, LLC, BRG FNMA Shelf 9, LLC, BRG FNMA Shelf 10, LLC, to and for the benefit of Walker & Dunlop, LLC, dated as of April 30, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUEROCK RESIDENTIAL GROWTH REIT, INC.

Dated: May 4, 2018	By:	/s/ Christopher J. Vohs
Christopher J. Vohs
Chief Financial Officer and Treasurer

Exhibit Index

Exhibit Number	Description
10.1	Master Credit Facility Agreement, by and among BR Metrowest, LLC, BRG FNMA Shelf 1, LLC, BRG FNMA Shelf 2, LLC, BRG FNMA Shelf 3, LLC, BRG FNMA Shelf 4, LLC, BRG FNMA Shelf 5, LLC, BRG FNMA Shelf 6, LLC, BRG FNMA Shelf 7, LLC, BRG FNMA Shelf 8, LLC, BRG FNMA Shelf 9, LLC, BRG FNMA Shelf 10, LLC, as the Borrowers, and Walker & Dunlop, LLC, as the Lender, dated as of April 30, 2018

10.2	Assignment of Master Credit Facility Agreement and Other Loan Documents, by and between Walker & Dunlop, LLC, as assignor, and Fannie Mae, as assignee, dated as of April 30, 2018

10.3	Guaranty of Non-Recourse Obligations, by Bluerock Residential Growth REIT, Inc., to and for the benefit of Walker & Dunlop, LLC, dated as of April 30, 2018

10.4	Multifamily Note by BR Metrowest, LLC, BRG FNMA Shelf 1, LLC, BRG FNMA Shelf 2, LLC, BRG FNMA Shelf 3, LLC, BRG FNMA Shelf 4, LLC, BRG FNMA Shelf 5, LLC, BRG FNMA Shelf 6, LLC, BRG FNMA Shelf 7, LLC, BRG FNMA Shelf 8, LLC, BRG FNMA Shelf 9, LLC, BRG FNMA Shelf 10, LLC, to and for the benefit of Walker & Dunlop, LLC, dated as of April 30, 2018

10.5	Environmental Indemnity Agreement, by BR Metrowest, LLC, BRG FNMA Shelf 1, LLC, BRG FNMA Shelf 2, LLC, BRG FNMA Shelf 3, LLC, BRG FNMA Shelf 4, LLC, BRG FNMA Shelf 5, LLC, BRG FNMA Shelf 6, LLC, BRG FNMA Shelf 7, LLC, BRG FNMA Shelf 8, LLC, BRG FNMA Shelf 9, LLC, BRG FNMA Shelf 10, LLC, to and for the benefit of Walker & Dunlop, LLC, dated as of April 30, 2018